Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Financial Report of NoFire Technologies, Inc. on Form 10QSB for the Quarter ended 5/31/2005 as filed with the Securities and Exchange Commission on the date hereof, I, Sam Gottfried, Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10QSB fully complies with the requirements of Section 13.(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   July 15,           2005




Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Financial Report of NoFire Technologies, Inc. on Form 10QSB for the Quarter ended 5/31/2005 as filed with the Securities and Exchange Commission on the date hereof, I, Sam Oolie, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10QSB fully complies with the requirements of Section 13.(a) or 15
(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 15,    2005